SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                               September 22, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)




                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-16619                        73-1612389
--------------             ------------------------          -------------------
   (State of               (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)


           Kerr-McGee Center
        Oklahoma City, Oklahoma                                       73125
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 7.01   Regulation FD Disclosure

                 Kerr-McGee   Corporation   has  posted  on  its   website,   at
            http:/www.kerr-mcgee.com, a table containing Oil and Gas Derivatives as of September 2004. The table is attached hereto as an exhibit and is incorporated by reference herein.


Item 9.01   Financial Statements and Exhibits

            (c) Exhibits

            99.1 Oil and Gas Derivatives

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          KERR-MCGEE CORPORATION


                                              By:  (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: September 22, 2004